UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (“GA”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) AAMAC’S ABILITY TO COMPLETE ITS INITIAL BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (3) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH AAMAC’S BUSINESS OR IN APPROVING THE ACQUISITION; (4) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, GA’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE ACQUISITION; (5) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM THE NYSE AMEX OR THE ABILITY TO HAVE GA’S SECURITIES LISTED ON THE NASDAQ CAPITAL MARKET FOLLOWING THE TRANSACTION; (6) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND GA’S PUBLIC SECURITIES; (7) GA’S REVENUES AND OPERATING PERFORMANCE; (8) CHANGES IN OVERALL ECONOMIC CONDITIONS; (9) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF GA’S FOLLOWING THE PROPOSED TRANSACTION; (10) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); (11) THE NOTE (DEFINED BELOW) WILL BE MADE IN FAVOR OF CERTAIN PARTIES RELATED TO GA AND THEIR INTERESTS MAY DIFFER FROM THOSE OF GA’S SECURITYHOLDERS; (12) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY NEGATIVELY AFFECT GA’S FINANCIAL POSITION AND RESULTS OF OPERATIONS; (13) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY REDUCE GA’S ABILITY TO PURSUE FUTURE LIQUIDATION ENGAGEMENTS AND OTHER BUSINESS OPPORTUNITIES; (14) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY INCREASE GA’S NEED FOR ADDITIONAL SOURCES OF FINANCING IN THE FUTURE AND THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO OBTAIN ANY ADDITIONAL FINANCING ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; (15) IF GA IS UNABLE TO SATISFY ITS OBLIGATIONS UNDER THE NOTE ON OR PRIOR TO THE MATURITY DATE, THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO REFINANCE THE NOTE ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; AND (16) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC’S AND GA’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR GA ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

STOCKHOLDERS AND WARRANTHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY AAMAC OR GA WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS, WARRANTHOLDERS AND OTHERS CAN ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS,

WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF AAMAC’S STOCKHOLDERS AND AAMAC’S WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR GA MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01. Entry into a Definitive Material Agreement.

Victory Park Agreement

Alternative Asset Management Acquisition Corp. (“AAMAC”) today announced it has entered into an agreement (the “Victory Agreement”) with Victory Park Capital Advisors, LLC (“Victory Park”) pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and AAMAC will use their reasonable best efforts to purchase up to an aggregate of approximately 6.0 million shares of AAMAC’s common stock from third parties prior to the Special Meeting of Stockholders to be held on July 31, 2009, at which special meeting AAMAC stockholders will consider and vote upon the proposed transaction (the “Acquisition”) between AAMAC and Great American Group, LLC (“Great American”). Victory Park is not an affiliate of any of AAMAC, its officers and directors and/or their respective affiliates, or Great American, or its officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of AAMAC’s common stock through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the Acquisition. Pursuant to the Victory Agreement, AAMAC will pay Victory Park a fee of 1.0% of the value of all AAMAC shares purchased by Victory Park from third parties. All shares purchased as a result of this Victory Agreement will be voted in favor of each of the stockholder proposals to be presented at the Special Meeting of Stockholders, which proposals are set forth in the definitive proxy statement/prospectus, dated July 20, 2009, filed with the Securities and Exchange Commission (the “Definitive Proxy Statement/Prospectus”). In connection with each purchase of AAMAC shares by Victory Park pursuant to the Victory Agreement, Victory Park and AAMAC will enter into a stock purchase agreement (each, a “Victory Purchase Agreement”), pursuant to which AAMAC will agree to purchase the AAMAC shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for the AAMAC shares plus the 1.0% fee described above. No funds other than those payable to Victory Park may be released from the trust account containing the net proceeds of AAMAC’s initial public offering following the consummation of the Acquisition until AAMAC has paid Victory Park pursuant to the Victory Purchase Agreements in full. Although Victory Park has a reasonable best efforts obligation to purchase AAMAC shares pursuant to the Agreement, there can be no assurance that any such purchases will be made. Such purchases, if made, would increase the likelihood that a majority of AAMAC’s shares of common stock will be voted in favor of the Acquisition.

Stock Purchase Agreements

AAMAC also announced today that it has entered into additional agreements to purchase shares of its common stock sold in its initial public offering (the “Public Shares”) in privately negotiated transactions (the “Stock Purchase Agreements”). As of July 30, 2009, AAMAC has entered into Stock Purchase Agreements to purchase an aggregate of approximately 16.8 million shares for an aggregate purchase price of approximately $165.5 million from stockholders who otherwise intended to vote against the Acquisition. It is expected that additional Stock Purchase Agreements will be entered into prior to the Special Meeting of Stockholders on similar terms for an aggregate purchase price of approximately $200 million. The purchases of the shares pursuant to the Stock Purchase Agreements will take place concurrently with or following the closing of the Acquisition and the purchases will be paid for with funds that will be released from AAMAC’s trust account upon consummation of the Acquisition.

Pursuant to the Stock Purchase Agreements, the holders have agreed to give AAMAC’s management proxies to vote their shares in favor of each of the stockholder proposals set forth in the Definitive Proxy Statement/Prospectus. These proxies will revoke any prior proxies associated with the shares subject to the Stock Purchase Agreements that voted against such proposals.

Based on the number of shares currently subject to Agreements, immediately following the consummation of the Acquisition, holders of AAMAC common stock would own approximately 81.2% of the shares of Great American Group, Inc. on a fully diluted basis assuming that no holders of the Public Shares elect to convert their shares into a portion of AAMAC’s trust account, or approximately 69.1% on a fully diluted basis assuming that holders of 30% less one share of the Public Shares elect to convert their shares into a portion of AAMAC’s trust account, in each case assuming that all warrantholders participate in the warrant redemption described in the Definitive Proxy Statement/Prospectus, 1,440,000 shares payable to the phantom equityholders of Great American are fully vested and 2,500,000 shares of the Great American Group, Inc. common stock held by the AAMAC founders are cancelled.

Attached hereto as Exhibit 10.1 is a copy of the Victory Agreement, which is incorporated herein by referenced.

A press release relating to the Victory Agreement and the additional Stock Purchase Agreements is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Agreement, dated July 30, 2009, by and between Alternative Asset Management Acquisition Corp. and Victory Park Capital Advisors, LLC

99.1	Press release, dated July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
	Name:	Paul D. Lapping
	Title:	Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Agreement, dated July 30, 2009, by and between Alternative Asset Management Acquisition Corp. and Victory Park Capital Advisors, LLC

99.1	Press release, dated July 30, 2009